Finance income	12 Months Ended
Dec. 31, 2022
Finance income.
Finance income

C9. Finance income

		2022	2021	2020
	Note	£m	£m	£m
Bank interest received		5	1	2
Interest receivable on foreign exchange swaps		—	—	3
Fair value gain on hedge ineffectiveness		22	—	—
Hyperinflation accounting adjustment		22	3	—
Interest on net defined benefit asset	A10	—	—	1
Total finance income		49	4	6

Adjusted interest

Adjusted interest is calculated by adjusting the reported finance income and costs by the net interest from amortisation of discount on legacy provisions and by hedge accounting recognised in other comprehensive income. Fair value is equal to carrying value for all cash and cash equivalents.

	2022	2021
	AER	AER
	£m	£m
Finance cost	79	34
Finance income	(49)	(4)
Add back:
Amortisation of discount on legacy provisions	(3)	—
Gain on hedge accounting recognised in finance income/cost	21	4
Adjusted interest	48	34